DIREXION SHARES ETF TRUST

Direxion Large Cap Insider Sentiment Shares
Direxion All Cap Insider Sentiment Shares

Supplement dated December 5, 2011 to the
Prospectus dated October 28, 2011 (“Prospectus”)

The Board of Trustees of Direxion Shares ETF Trust (“Trust”) has approved a change to the principal investment strategy for the Direxion Large Cap Insider Sentiment Shares and Direxion All Cap Insider Sentiment Shares (the “Funds”) to reflect that each Fund’s underlying index will rebalance on a monthly basis.  Effective immediately, the last sentence of the third paragraph appearing in the Prospectus under the heading “Principal Investment Strategy” in the summary section for each Fund (on pages 4 and 9 respectively) is each hereby revised to read: “The Index rebalances monthly.”

Additionally, the Board of Trustees of the Trust has approved a change in the transaction fees on creation and redemption transactions for the Funds.  Effective immediately, the table appearing on page 74 of the Prospectus, which summarizes the components of the transaction fees for each Fund, is hereby amended as follows:

Direxion Shares ETF Trust	Fixed Transaction Fee			Maximum Additional Charge for Purchases and Redemptions*
	In-Kind		Cash
	NSCC	Outside NSCC	Outside NSCC
Direxion Large Cap Insider Sentiment Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%
Direxion All Cap Insider Sentiment Shares	$500	Up to 300% of NSCC Amount	$500	Up to 0.15%

Finally, the trading symbols that have been assigned for the Funds are KNOW for the Direxion Large Cap Insider Sentiment Shares and INSD for the Direxion All Cap Insider Sentiment Shares.

Questions regarding these changes may be directed to the Funds at (800) 476-7523.

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Please retain a copy of this Supplement with your Prospectus.